Fourth Quarter and Full-Year 2011
Financial Review and Analysis
(preliminary, unaudited)
Supplemental Presentation Materials
January 31, 2012
Unless otherwise indicated, the discussion of the Company’s results is focused on its continuing operations
Exhibit 99.2

Certain statements contained in this document are "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements and financial or other business targets are subject to certain risks and uncertainties. Actual results and trends may differ materially from historical or anticipated results depending on a variety of factors, including but not limited to risks and uncertainties relating to the following: fluctuations in demand affecting sales to customers; the financial condition and inventory strategies of customers; changes in customer order patterns; worldwide and local economic conditions;
fluctuations in cost and availability of raw materials; ability of the company to generate sustained productivity improvement; ability of the company to achieve and sustain targeted cost reductions; impact of competitive products and pricing; loss of significant contract(s) or customer(s); collection of receivables from customers; selling prices; business mix shift; changes in tax laws and regulations, and uncertainties associated with interpretations of such laws and regulations; outcome of tax audits; timely development and market acceptance of new products including sustainable or sustainably-sourced products; investment in development activities and new production facilities; fluctuations in foreign currency exchange rates and other risks associated with foreign operations; integration of acquisitions and completion of pending dispositions;
amounts of future dividends and share repurchases; customer and supplier concentrations; successful implementation of new manufacturing technologies and installation of manufacturing equipment; disruptions in information technology systems; successful installation of new or upgraded information technology systems; volatility of financial markets; impairment of capitalized assets, including goodwill and other intangibles; credit risks; ability of the company to obtain adequate financing arrangements and maintain access to capital; fluctuations in interest and tax rates; fluctuations in pension, insurance and employee benefit costs; impact of legal and regulatory proceedings, including with respect to environmental, health and safety; changes in governmental laws and regulations; changes in political conditions; impact of epidemiological events on the economy and the company's customers and suppliers; acts of war, terrorism, and natural disasters; and other factors.
The Company believes that the most significant risk factors that could affect its financial performance in the near-term include (1) economic conditions on underlying demand for the Company's products; (2) the degree to which higher costs can be offset with productivity measures and/or passed on to customers through selling price increases, without a significant loss of volume; and (3) competitors' actions, including pricing, expansion in key markets, and product offerings.
For a more detailed discussion of these and other factors, see “Risk Factors” and “Management’s Discussion and Analysis of Results of
Operations and Financial Condition” in the Company’s 2010 Form 10-K, filed on February 28, 2011 with the Securities and Exchange Commission
(“SEC”), and subsequent quarterly reports on Form 10-Q. The forward-looking statements included in this document are made only as of the date of this document, and the Company undertakes no obligation to update these statements to reflect subsequent events or circumstances.

Use of Non-GAAP Financial Measures
This presentation contains certain non-GAAP financial measures as defined by SEC rules. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures, including limitations associated with these non-GAAP financial measures, are provided in the financial schedules accompanying the earnings news release for the quarter, along with certain supplemental analysis provided in this document. (See Attachments A-2 through A-5 to news release dated January 31, 2012.)
The Company’s non-GAAP financial measures exclude the impact of certain events, activities or strategic decisions.  The accounting effects of these events, activities or decisions, which are included in the GAAP financial measures, may make it difficult to assess the underlying performance of the Company in a single period.  By excluding certain accounting effects, both positive and negative, of certain items (e.g.
restructuring costs, asset impairments, legal settlements, certain effects of strategic transactions and related costs, loss from debt extinguishments, loss from curtailment and settlement of pension obligations, gains or losses on sale of certain assets and other items), the
Company believes that it is providing meaningful supplemental information to facilitate an understanding of the Company’s core operating results and liquidity measures.  These non-GAAP financial measures are used internally to evaluate trends in the Company’s underlying businesses, as well as to facilitate comparison to the results of competitors for a single period. While some of the items excluded from GAAP financial measures may recur, they tend to be disparate in amount, frequency, and timing.
The Company uses the following non-GAAP financial measures in this presentation:
• Organic sales change refers to the increase or decrease in sales excluding the estimated impact of currency translation, acquisitions and divestitures;
• Operating margin refers to earnings before interest expense and taxes as a percentage of sales;
• Adjusted operating margin refers to earnings before interest expense and taxes, excluding restructuring costs and other items, as a percentage of sales;
• Adjusted EPS refers to as reported net income per common share, assuming dilution, adjusted for the full year estimated tax effect of restructuring costs and other items; and
• Free cash flow refers to cash flow from operations, less net payments for property, plant, and equipment, software and other deferred charges, plus net proceeds from sale (purchase) of investments. Free cash flow excludes mandatory debt service requirements and other uses of cash that do not directly or immediately support the underlying business (such as discretionary debt reductions, dividends, share repurchases, and certain effects of acquisitions and divestitures).
The Company excludes the full year estimated tax effect of restructuring costs and other items from the estimated tax rate to determine its adjusted tax rate to derive non-GAAP net income.
This document has been furnished (not filed) on Form 8-K with the SEC and may be found on the Company’s website at
www.investors.averydennison.com.

Overview

Challenging 2011

- Sales grew 1.7% on organic basis as pricing offset modest volume decline
- Operating margin declined 50 basis points as increased raw material costs and higher costs associated with restructuring were partially offset by pricing actions and productivity initiatives. Excluding costs associated with restructuring, operating margin was roughly flat.
- Free cash flow of $292 mil. (includes discontinued operations)

Maintained financial strength and increased return of cash to shareholders

- Net debt/EBITDA of 1.7x at year-end
- Announced definitive agreement to sell Office and Consumer Products business
- Implemented restructuring actions to reduce fixed costs
- Raised dividend

AVERY DENNISON

4

Fourth quarter results in line with recent guidance
Overview (continued)
Fourth Quarter and Full-Year 2011 Financial Review and Analysis    |     January 31, 2012
•
Sales grew slightly on organic basis as pricing offset modest volume decline
•
Operating margin declined 80 basis points to 3.8% as increased raw material costs, the impact of lower volume, and increased costs associated with restructuring were partially offset by pricing actions and productivity initiatives. Excluding costs associated with restructuring, operating margin was roughly flat.
2012 Outlook
•
Earnings improvement and solid free cash flow on modest organic sales growth driven largely by emerging markets
•
Maintain strong balance sheet (net debt/EBITDA <2.0x)
•
Increased return of cash to shareholders
–
Quarterly dividend increased in 1Q12

•
Net sales increased 0.7% on organic basis
•
Operating margin declined 80 basis points compared to prior year
–
Excluding costs associated with restructuring and other items, operating margin was roughly flat
•
Interest expense down slightly compared to prior year
•
Effective tax rate of 22%
–
Full-year tax rate on continuing operations increased from -1% to 34%, reflecting a significant discrete tax event in 4Q10, geographic income mix, and other discrete items
–
Fourth quarter results from continuing and discontinued operations included a negative
$0.12 per share tax settlement primarily related to OCP (discontinued operations)
•
Reported EPS (including discontinued operations) of $0.21
•
Adjusted (non-GAAP, continuing operations) EPS of $0.36 ($0.51 from continuing and discontinued operations excluding the tax settlement)
Fourth Quarter P&L Summary
Fourth Quarter and Full-Year 2011 Financial Review and Analysis    |     January 31, 2012

Sales Trend Analysis

	4Q10	1Q11	2Q11	3Q11	4Q11
Organic Sales Change	*10.8%*	*8.9%*	*(1.5%)*	*(0.8%)*	*0.7%*
Product Line Divestiture	-	-	-	-	(0.2%)
Currency	(1.5%)	0.4%	5.0%	5.8%	(1.0%)
Reported Sales Change	9.3%	9.3%	3.5%	5.0%	(0.5%)

AVERY DENNISON

7

Margin Analysis

	As Reported			Adjusted (Non-GAAP)*		
	4Q11	4Q10	3Q11	4Q11	4Q10	3Q11
Gross Profit Margin (total Company)	24.7%	24.9%	24.5%			
Operating Margin:						
Pressure-sensitive Materials	6.9%	7.3%	7.7%	7.3%	7.4%	8.3%
Retail Branding and Information Solutions	2.7%	4.5%	0.7%	4.4%	4.5%	3.3%
Other specialty converting businesses	(5.2%)	(3.7%)	(1.2%)	(4.6%)	(2.1%)	(0.8%)
Total Company	3.8%	4.6%	4.3%	4.9%	5.0%	5.5%

* Excludes restructuring costs and other items (see slides 14 and 15 for reconciliation).

AVERY DENNISON

8

Fourth Quarter Segment Overview
PRESSURE-SENSITIVE MATERIALS
•
Reported sales of $961 mil., up 2% compared to prior year
–
Sales up approx. 3% on organic basis
•
Label and Packaging Materials sales up low single digits on organic basis driven by pricing actions
•
Graphics and Reflective Solutions sales up mid single digits on organic basis due to higher volume
•
Operating margin declined 40 basis points to 6.9% as increased raw material costs and costs associated with restructuring were largely offset by the benefit of pricing actions and productivity initiatives. Excluding costs associated with restructuring, operating margin was roughly flat.
Fourth Quarter and Full-Year 2011 Financial Review and Analysis    |     January 31, 2012

RETAIL BRANDING AND INFORMATION SOLUTIONS
•
Reported sales of $368 mil., down approx. 5% compared to prior year
–
Sales down approx. 4% on organic basis
•
Operating margin declined 180 basis points to 2.7% as lower volume and increased costs associated with restructuring were partially offset by the benefit of productivity initiatives. Excluding costs associated with restructuring, operating margin was roughly flat.
OTHER SPECIALTY CONVERTING BUSINESSES
•
Reported sales of $126 mil., down approx. 6% compared to prior year
–
Sales down approx. 3% excluding currency and divestiture of a product line
•
Operating margin declined 150 basis points to negative 5.2% as lower volume and increased costs associated with restructuring were partially offset by a gain on the sale of a product line. Excluding costs associated with restructuring and the gain on the sale, operating margin declined.
Fourth Quarter Segment Overview (continued)
Fourth Quarter and Full-Year 2011 Financial Review and Analysis    |     January 31, 2012

Organic sales growth of 1% to 4%
•
Currency translation (at January rates, represents approx. 3% headwind to reported sales growth; approx. $18 mil. negative impact to EBIT vs. 2011)
•
Tax rate in low to mid-thirty percent range; cash tax rate in upper-twenty percent range
•
Restructuring costs and other items of ~$25 mil.
•
Capital expenditures (including IT) of ~$150 mil.
•
Pension contributions of at least $75 mil.
•
Estimated net proceeds and free cash flow from OCP of approx. $400 mil.
•
Average shares outstanding (assuming dilution) of 103 mil.
Contributing Factors to 2012 Results
Fourth Quarter and Full-Year 2011 Financial Review and Analysis    |     January 31, 2012

2012 Earnings and Free Cash Flow Guidance (Continuing Operations)

Reported (GAAP) Earnings Per Share	$1.65 - $2.00
Add Back:	
Estimated Restructuring Costs and Other Items	~ $0.15
Adjusted (non-GAAP) Earnings Per Share	$1.80 - $2.15
Free Cash Flow	$275 - $325 mil.

1Q12 earnings expected to be 20% to 25% of full year earnings

AVERY DENNISON

12

Fourth Quarter and Full-Year 2011 Financial Review and Analysis    |     January 31, 2012

Appendix:  Results from Continuing Operations
Avery Dennison
Results from Continuing Operations (Excluding severance and related costs, asset impairment and lease cancellation charges, and other items)
Dollars in millions, except per share amounts
1Q10 2Q10 3Q10 4Q10 FY10 1Q11 2Q11 3Q11 4Q11 FY11
Total Company (continuing operations)
Reported Sales $1,397.0 $1,492.8 $1,429.6 $1,462.6 $5,782.0 $1,526.5 $1,544.8 $1,500.4 $1,454.6 $6,026.3
Organic Sales Change 9% 17% 10% 11% 12% 9% -2% -1% 1% 2%
Adjusted operating income from continuing operations
before interest expense and taxes (non-GAAP) $75.7 $113.9 $72.0 $73.3 $334.9 $84.6 $113.1 $81.9 $70.9 $350.5
Adjusted Operating Margin (non-GAAP) 5.4% 7.6% 5.0% 5.0% 5.8% 5.5% 7.3% 5.5% 4.9% 5.8%
Effective Tax Rate 17.2% 19.5% 19.1% -64.4% 1.2% 24.4% 32.8% 49.4% 28.1% 33.7%
Adjusted non-GAAP net income per common share
from continuing operations, assuming dilution $0.45 $0.70 $0.40 $0.83 $2.39 $0.47 $0.60 $0.30 $0.36 $1.74
Pressure-sensitive Materials
Reported Sales $918.4 $942.1 $914.4 $942.5 $3,717.4 $1,009.4 $1,006.2 $995.5 $960.5 $3,971.6
Organic Sales Change 8% 14% 8% 11% 10% 9% 1% 2% 3% 4%
Adjusted Operating Income (non-GAAP) $87.2 $87.3 $69.8 $69.8 $314.1 $86.9 $90.7 $82.3 $69.8 $329.7
Adjusted Operating Margin (non-GAAP) 9.5% 9.3% 7.6% 7.4% 8.4% 8.6% 9.0% 8.3% 7.3% 8.3%
Retail Branding and Information Solutions
Reported Sales $344.9 $412.0 $378.8 $386.4 $1,522.1 $375.2 $396.5 $360.7 $368.4 $1,500.8
Organic Sales Change 10% 23% 18% 11% 16% 9% -6% -7% -4% -3%
Adjusted Operating Income (non-GAAP) $1.9 $34.6 $11.9 $17.3 $65.7 $12.5 $27.4 $11.9 $16.3 $68.1
Adjusted Operating Margin (non-GAAP) 0.6% 8.4% 3.1% 4.5% 4.3% 3.3% 6.9% 3.3% 4.4% 4.5%
Other specialty converting businesses
Reported Sales $133.7 $138.7 $136.4 $133.7 $542.5 $141.9 $142.1 $144.2 $125.7 $553.9
Organic Sales Change 12% 21% 6% 13% 13% 7% -2% 1% -3% 1%
Adjusted Operating Income (loss) (non-GAAP) $1.7 $3.2 $0.7 -$2.8 $2.8 -$1.4 $4.1 -$1.2 -$5.8 -$4.3
Adjusted Operating Margin (non-GAAP) 1.3% 2.3% 0.5% -2.1% 0.5% -1.0% 2.9% -0.8% -4.6% -0.8%

Fourth Quarter and Full-Year 2011 Financial Review and Analysis    |     January 31, 2012

Appendix:  Results from Continuing Operations (Reconciliation)
Total Company (continuing operations)
Reconciliation of Operating Margins: 1Q10 2Q10 3Q10 4Q10 FY10 1Q11 2Q11 3Q11 4Q11 FY11
Net Sales (A)
$1,397.0 $1,492.8 $1,429.6 $1,462.6 $5,782.0 $1,526.5 $1,544.8 $1,500.4 $1,454.6 $6,026.3
52.7 90.0 48.0 48.3 239.0 62.6 87.1 46.1 37.1 232.9
Adjustment:
Interest expense 17.4 21.1 19.0 18.8 76.3 17.7 17.7 17.7 17.9 71.0
Income from continuing operations before interest expense and taxes (C)
70.1 111.1 67.0 67.1 315.3 80.3 104.8 63.8 55.0 303.9
Adjustments:
Severance and related costs 4.0 2.0 1.2 2.8 10.0 2.7 7.2 14.6 11.0 35.5
Asset impairment and lease cancellation charges 0.2 0.6 1.3 0.6 2.7 3.3 0.1 0.3 5.3 9.0
Other items (1) 1.4 0.2 2.5 2.8 6.9 -1.7 1.0 3.2 -0.4 2.1
Adjusted operating income from continuing operations before interest expense and taxes (non-GAAP) (D)
$75.7 $113.9 $72.0 $73.3 $334.9 $84.6 $113.1 $81.9 $70.9 $350.5
Income from continuing operations before taxes as a percentage of sales
(B)/(A) 3.8% 6.0% 3.4% 3.3% 4.1% 4.1% 5.6% 3.1% 2.6% 3.9%
Operating Margin (C)/(A)
5.0% 7.4% 4.7% 4.6% 5.5% 5.3% 6.8% 4.3% 3.8% 5.0%
Adjusted Operating Margin (non-GAAP) (D)/(A)
5.4% 7.6% 5.0% 5.0% 5.8% 5.5% 7.3% 5.5% 4.9% 5.8%
Total Company (continuing operations)
Reconciliation of GAAP to Non-GAAP Net Income Per Common Share from
Continuing Operations: 1Q10 2Q10 3Q10 4Q10 FY10 1Q11 2Q11 3Q11 4Q11 FY11
As reported net income from continuing operations per common share, assuming dilution $0.35 $0.54 $0.44 $0.93 $2.27 $0.35 $0.50 $0.33 $0.27 $1.45
Non-GAAP adjustments per common share, net of tax:
Severance and related costs , asset impairment and lease cancellation charges, and other items $0.10 $0.16 -$0.04 -$0.10 $0.12 $0.12 $0.10 -$0.03 $0.09 $0.29
Adjusted non-GAAP net income from continuing operations per common share, assuming dilution $0.45 $0.70 $0.40 $0.83 $2.39 $0.47 $0.60 $0.30 $0.36 $1.74
Income from continuing operations before taxes (B)

Fourth Quarter and Full-Year 2011 Financial Review and Analysis    |     January 31, 2012

Appendix:  Results from Continuing Operations (Reconciliation)
Pressure-sensitive Materials
Reconciliation of Operating Margins: 1Q10 2Q10 3Q10 4Q10 FY10 1Q11 2Q11 3Q11 4Q11 FY11
Net Sales $918.4 $942.1 $914.4 $942.5 $3,717.4 $1,009.4 $1,006.2 $995.5 $960.5 $3,971.6
Operating income, as reported 85.3 85.8 67.3 68.6 307.0 83.5 86.4 76.8 66.1 312.8
Adjustments:
Severance and related costs 1.5 2.0 - 1.0 4.5 1.9 4.3 4.7 1.8 12.7
Asset impairment and lease cancellation charges 0.2 - 0.9 0.2 1.3 1.5 - 0.3 1.9 3.7
Other items 0.2 -0.5 1.6 - 1.3 0.0 - 0.5 - 0.5
Adjusted operating income (non-GAAP) $87.2 $87.3 $69.8 $69.8 $314.1 $86.9 $90.7 $82.3 $69.8 $329.7
Operating Margin 9.3% 9.1% 7.4% 7.3% 8.3% 8.3% 8.6% 7.7% 6.9% 7.9%
Adjusted Operating Margin (non-GAAP) 9.5% 9.3% 7.6% 7.4% 8.4% 8.6% 9.0% 8.3% 7.3% 8.3%
Retail Branding and Information Solutions
Reconciliation of Operating Margins: 1Q10 2Q10 3Q10 4Q10 FY10 1Q11 2Q11 3Q11 4Q11 FY11
Net Sales $344.9 $412.0 $378.8 $386.4 $1,522.1 $375.2 $396.5 $360.7 $368.4 $1,500.8
Operating (loss) income, as reported -1.4 34.0 10.0 17.3 59.9 12.2 25.1 2.6 10.0 49.9
Non-GAAP adjustments:
Severance and related costs 2.1 - 1.0 -0.4 2.7 0.6 2.2 9.4 6.3 18.5
Asset impairment and lease cancellation charges - 0.6 0.3 0.4 1.3 1.4 0.1 -0.1 0.0 1.4
Other items 1.2 - 0.6 - 1.8 -1.7 - - - -1.7
Adjusted operating income (non-GAAP) $1.9 $34.6 $11.9 $17.3 $65.7 $12.5 $27.4 $11.9 $16.3 $68.1
Operating Margin -0.4% 8.3% 2.6% 4.5% 3.9% 3.3% 6.3% 0.7% 2.7% 3.3%
Adjusted Operating Margin (non-GAAP) 0.6% 8.4% 3.1% 4.5% 4.3% 3.3% 6.9% 3.3% 4.4% 4.5%
Other specialty converting businesses
Reconciliation of Operating Margins: 1Q10 2Q10 3Q10 4Q10 FY10 1Q11 2Q11 3Q11 4Q11 FY11
Net Sales $133.7 $138.7 $136.4 $133.7 $542.5 $141.9 $142.1 $144.2 $125.7 $553.9
Operating income (loss), as reported 1.3 3.2 0.1 -5.0 -0.4 -2.0 3.4 -1.8 -6.5 -6.9
Non-GAAP adjustments:
Severance and related costs 0.4 - 0.2 2.2 2.8 0.2 0.7 0.5 2.9 4.3
Asset impairment and lease cancellation charges - - 0.1 - 0.1 0.4 - 0.1 3.4 3.9
Other items - - 0.3 - 0.3 - - - -5.6 -5.6
Adjusted operating income (loss) (non-GAAP) $1.7 $3.2 $0.7 -$2.8 $2.8 -$1.4 $4.1 -$1.2 -$5.8 -$4.3
Operating Margin 1.0% 2.3% 0.1% -3.7% -0.1% -1.4% 2.4% -1.2% -5.2% -1.2%
Adjusted Operating Margin (non-GAAP) 1.3% 2.3% 0.5% -2.1% 0.5% -1.0% 2.9% -0.8% -4.6% -0.8%

Appendix:  Results from Continuing Operations (Reconciliation)
(1)
Totals may not sum due to rounding.
Total Company (continuing operations)
Estimated change in sales due to: 1Q10 2Q10 3Q10 4Q10 FY10 1Q11 2Q11 3Q11 4Q11 FY11
As reported sales change 11% 19% 8% 9% 12% 9% 4% 5% -1% 4%
Foreign currency translation -5% -2% 3% 2% -1% 0% -5% -6% 1% -3%
Acquisitions, net of divestitures 0% 0% 0% 0% 0% 0% 0% 0% 0% 0%
Extra week in fiscal year 3% 0% 0% 0% 1% 0% 0% 0% 0% 0%
Organic sales change
(1)
9% 17% 10% 11% 12% 9% -2% -1% 1% 2%
Pressure-sensitive Materials
Estimated change in sales due to: 1Q10 2Q10 3Q10 4Q10 FY10 1Q11 2Q11 3Q11 4Q11 FY11
As reported sales change 11% 16% 5% 9% 10% 10% 7% 9% 2% 7%
Foreign currency translation -6% -2% 3% 2% -1% -1% -6% -7% 1% -3%
Acquisitions, net of divestitures 0% 0% 0% 0% 0% 0% 0% 0% 0% 0%
Extra week in fiscal year 3% 0% 0% 0% 1% 0% 0% 0% 0% 0%
Organic sales change
(1)
8% 14% 8% 11% 10% 9% 1% 2% 3% 4%
Retail Branding and Information Solutions
Estimated change in sales due to: 1Q10 2Q10 3Q10 4Q10 FY10 1Q11 2Q11 3Q11 4Q11 FY11
As reported sales change 9% 25% 17% 10% 15% 9% -4% -5% -5% -1%
Foreign currency translation -3% -1% 1% 0% -1% 0% -2% -3% 1% -1%
Acquisitions, net of divestitures 0% 0% 0% 0% 0% 0% 0% 0% 0% 0%
Extra week in fiscal year 3% 0% 0% 0% 1% 0% 0% 0% 0% 0%
Organic sales change
(1)
10% 23% 18% 11% 16% 9% -6% -7% -4% -3%
Other specialty converting businesses
Estimated change in sales due to: 1Q10 2Q10 3Q10 4Q10 FY10 1Q11 2Q11 3Q11 4Q11 FY11
As reported sales change 13% 21% 3% 11% 12% 6% 3% 6% -6% 2%
Foreign currency translation -4% 0% 3% 2% 0% 0% -4% -5% 0% -2%
Acquisitions, net of divestitures 0% 0% 0% 0% 0% 0% 0% 0% 2% 1%
Extra week in fiscal year 3% 0% 0% 0% 1% 0% 0% 0% 0% 0%
Organic sales change
(1)
12% 21% 6% 13% 13% 7% -2% 1% -3% 1%